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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                ------------------------------------------------
                                   May 2, 2005


                         General Growth Properties, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-11656                      42-1283895
    --------                        -------                      ----------
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)                 Identification
 incorporation)                                                    Number)



                  110 N. Wacker Drive, Chicago, Illinois 60606
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2005, General Growth Properties, Inc. issued a press release describing its results of operations for its quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

Exhibit No.       Description

     99.1 Press Release dated May 2, 2005 entitled "General Growth Properties, Inc. Announces First Quarter Results" (furnished herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL GROWTH PROPERTIES, INC.


                                          By:     /s/  Bernard Freibaum
                                                ----------------------------
                                                Bernard Freibaum
                                                Executive Vice President and
                                                Chief Financial Officer

Date: May 2, 2005


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           NAME
------           ----
99.1             Press Release dated May 2, 2005 entitled "General Growth
                 Properties, Inc. Announces First Quarter Results" (furnished herewith).